Issued capital and reserves - Shares Issued and Fully Paid (Details) € in Thousands, $ in Thousands	Dec. 31, 2018 USD ($) shares	Dec. 31, 2018 EUR (€) shares	Dec. 31, 2017 USD ($) shares	Dec. 31, 2017 EUR (€) shares	Dec. 31, 2016 USD ($) shares	Dec. 31, 2016 EUR (€) shares
Share Capital, Reserves And Other Equity Interest [Abstract]
Ordinary shares (in shares)	94,732,539	94,732,539	80,024,707	80,024,707	75,030,078	75,030,078
Ordinary shares	$ 2,384	€ 1,895	$ 2,031	€ 1,597	$ 1,923	€ 1,501